Exhibit 10.2

Certain personally identifiable information has been omitted from this exhibit pursuant to item 601(a)(6) of Regulation S-K. [***] indicates that information has been redacted.

FIFTH SUPPLEMENT TO DISTRIBUTION AGREEMENT

This is a FIFTH SUPPLEMENT to the NON-EXCLUSIVE DISTRIBUTOR AGREEMENT dated July 27, 2010 ("the Agreement") and the supplements to the Agreement signed on July 27, 2010, April 21, 2011, April 11, 2014, July 1, 2024 ("the Previous Supplements) between ALPHA & OMEGA SEMICONDUCTOR (HONG KONG) LIMITED (the "AOS" or "Company") and Promate Electronic Co., Ltd (the "Distributor"). All expressions not defined here shall have the same meaning as they have in the Agreement and Previous Supplements. Except to the extent modified by this FIFTH SUPPLEMENT, all provisions of the Agreement and Previous Supplements shall remain in effect. In the event of any conflict or inconsistency among the terms and conditions of this FIFTH SUPPLEMENT, the Agreement and Previous Supplements, the terms of this FIFTH SUPPLEMENT shall prevail. The Parties hereby agree as follow.

Parties agree that Section 4.6 of the Agreement shall be deleted in its entirety and replaced with the following.

4.6 Cancellations. Except as provided herein, all orders for Products are non-cancelable and Products are non-returnable (NC/NR). Subject to AOS's written approval, orders for all Power IC Products or CSP Products which its logistic package contains CSP and its part number contains AOC may be rescheduled or cancelled [***] days in advance of the latest scheduled shipment date, orders for other DSSL products may be rescheduled or canceled [***] days in advance of the latest scheduled shipment date. The Nonstandard Products are at all times non-cancelable. Distributor shall contact AOS in advance for pricing and delivery information for orders of Non-standard Products.

This FIFTH SUPPLEMENT shall come into effect from October 1, 2025 ("Effective Date") after it is duly signed by the authorized representatives of both parties.

ALPHA & OMEGA SEMICONDUCTOR [Distributor]
(HONG KONG) LIMITED

Signature: /s/ Jammy Kao Signature: /s/ Cheng, Cheng-Fang
Name & Title: Jammy Kao, Director        Name & Title: Cheng, Cheng-Fang, CEO